UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2018

Sphere 3D Corp.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

240 Matheson Blvd. East,
Mississauga, Ontario	L4Z 1X1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(858) 571-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 21, 2018, we issued a press release announcing our financial results for our fourth fiscal quarter and fiscal year ended December 31, 2017. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated March 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 21, 2018

SPHERE 3D CORP.

By:	/s/ Kurt L. Kalbfleisch
Kurt L. Kalbfleisch
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Issued March 21, 2018